UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CODEXIS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
CODEXIS, INC. 2023 Annual Meeting Vote by June 12, 2023 11:59 PM ET

CODEXIS, INC. 200 PENOBSCOT DRIVE REDWOOD CITY, CA 94063

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You invested in CODEXIS, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

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  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of three Class I directors to hold office for a three-year term expiring at the 2026 annual meeting or until their respective successors are duly elected.
Nominees:

	01)	Stephen Dilly, M.B.B.S., Ph.D.	For
	02)	Alison Moore, Ph.D.
	03)	Rahul Singhvi, Sc.D.

2.	To ratify the selection of BDO USA, LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.		For

3.	To approve, by non-binding advisory vote, the compensation of our named executive officers.		For

4.	To approve, by non-binding advisory vote, the frequency of future stockholder advisory votes to approve the compensation of the named executive officers.		Year

5.	To approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock.		For

6.	To approve the Codexis, Inc. 2023 Employee Stock Purchase Plan.		For

7.	To approve an amendment to the Codexis, Inc. 2019 Incentive Award Plan.		For

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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